Commitments	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Commitments
36. COMMITMENTS
The Group has assumed certain contractual commitments to purchase clinker, which are effective through 2022. The estimated future cash flows are approximately 378.8 million for 2022. The Group also has assumed commitments to purchase limestone up to 2025 for an annual average of 2.5 million.
In the ordinary course of business, to ensure the supply of key inputs, the Group has entered into contracts for the supply of gas, assuming payment commitments for a total amount of approximately 1,280.5 million to be paid during fiscal year 2022.
In addition, the Group has entered into power supply agreements with certain suppliers for a total amount of 14,538.9 million, of which 1,454.5 million is payable during 2022 and 2023, and 11,629.9 million from 2023 to 2037.
During the current fiscal year, the Group entered into a product sales contract under which it has undertaken to supply concrete so that a third party can carry out a residential project in the province of Buenos Aires. The contract provides that the Group shall collect a portion of the concrete sales in kind by receiving three functional units of the real estate development upon completion, for which the related agreements of sale have been signed. In addition, the contract includes various rights and obligations for the parties to ensure fulfilment of the main purpose of the contract, which is the purchase and sale of concrete.
Finally, under the agreement entered into between the Group and Sinoma International Engineering Co. Ltd to build a new cement plant, the Company assumed commitments for a total of 2,215.4 million plus USD 107.7 million and EUR 41.3 million. Considering that, as agreed, the values in pesos (2,215.4 million) are subject to a periodic adjustment according to an adjustment formula, the amounts committed as of December 31, 2021, are USD 0.8 million, EUR 0.3 million, and $ 30.6 million.